UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2013

SRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-83780	54-1013306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Fair Lakes Court
Fairfax, Virginia	22033
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (703) 803-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 3, 2013, SRA International, Inc. (the “Company” or “SRA”), learned that its protest before the U.S. Government Accountability Office (“GAO”) challenging the award to a competitor on the Infrastructure Support Contactor (ISC-3) Acquisition, RFP GSC-QFOB-12-0020 for information technology infrastructure services for Federal Deposit Insurance Corporation (“FDIC”) was unsuccessful. The FDIC contract represented approximately 7% of revenue in SRA’s fiscal year 2013. As a result of the GAO’s decision our operating income and revenue will be negatively impacted. The contract is funded through December 2013, but the period of transition is uncertain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.

Date: December 6, 2013	/S/ RICHARD J. NADEAU
Richard J. Nadeau
Executive Vice President and
Chief Financial Officer